Exhibit 10.2

AMENDMENT TO THE

CAFEPRESS INC.

FORM OF RETENTION AWARD AGREEMENT

                     (“Executive”) is the recipient of two Retention Award Agreements with CafePress Inc. (the “Company”) dated August 16, 2017 and May 1, 2018 (the “Agreements”). This Amendment hereby amends the terms of the Agreements as follows:

Subject to consummation of the Agreement and Plan of Merger between the Company, Snapfish, LLC and Snapfish Merger Sub, Inc. dated as of September 28, 2018 (the “Merger”) and Executive’s continued employment with the Company through the closing date of the Merger, Executive shall be entitled to accelerated payment of 100% of the Retention Award, as defined in each of the respective Agreements. Such payments shall be made on the closing date of the Merger.

All other terms and conditions of the respective Agreements remain unchanged.

In the event the Merger is terminated, abandoned or does not occur for any reason, this amendment shall terminate and be void ab initio.

CAFEPRESS, INC.

By:

Name:

Title:

Date:

Accepted and Agreed:

(signed)
Date:_____________________